UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 10, 2010

MPM ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-53173 (Commission File Number)	80-0145732 (IRS Employer Identification Number)

c/o MPM Asset Management LLC, 200 Clarendon Street, 54th Floor, Boston, MA 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 425-9235

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2010, the Board of Directors approved an amendment to Article II, Section 2 of the Company’s By-Laws to change the number of directors of the Company from two (2) persons, to not less than one (1) person and not more than seven (7) persons.

A copy of the Company’s By-Laws, as amended, is filed as Exhibit 3.1 hereto and this description is qualified in its entirety by reference to the full text of the By-Laws, as amended.

Item 9.01.                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1                                     MPM Acquisition Corp. By-Laws, as amended as of November 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPM ACQUISITION CORP.

Date: November 16, 2010	By:	/s/ Steven St. Peter

Name: Steven St. Peter
Title: Director and President

EXHIBIT INDEX

Exhibit No.	Description

3.1	MPM Acquisition Corp. By-Laws, as amended as of November 10, 2010